UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2010
HARVEST NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-10762	77-0196707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1177 Enclave Parkway, Suite 300
Houston, Texas 77077
(Address of principal executive offices) (Zip Code)
(281) 899-5720
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     In connection with Harvest Natural Resources, Inc.’s, a Delaware corporation (the “Company”), offering of up to $32 million in aggregate principal amount of the Company’s 8.25% Senior Convertible Notes due 2013, as previously disclosed in the Company’s current report on Form 8-K filed on February 11, 2010, the Company is filing a legal opinion and consent of Skadden, Arps, Slate, Meagher & Flom LLP as Exhibit No. 5.1 and Exhibit No. 23.1, respectively, to this current report on Form 8-K.
Item 9.01 Exhibits.
     (d) Exhibits.
The following exhibits are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (Included in Exhibit No. 5.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVEST NATURAL RESOURCES, INC.
Dated: February 17, 2010	By:	/s/ Keith L. Head
Keith L. Head
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (Included in Exhibit No. 5.1)